AMENDMENT TO THE
                                                                 Exhibit 10.3(a)

                                CENTURYTEL, INC.
                    KEY EMPLOYEE INCENTIVE COMPENSATION PLAN


         WHEREAS, an amendment to the CenturyTel, Inc. Key Employee Incentive Compensation Plan (the "plan") was adopted by the Compensation Committee of the Board of Directors on February 22, 2000 and ratified by the Board of Directors on February 21, 2000 to delete the provisions thereof relating to a change in control of CenturyTel, Inc.

         NOW, THEREFORE, effective immediately, the Plan is hereby amended as follows:

         Section 15 of the Plan entitled "Change in Control" is hereby deleted in its entirety.

         IN WITNESS WHEREOF, CenturyTel, Inc. has executed this amendment in its corporation name as of the 17th day of April, 2000.

                                            CENTURYTEL, INC.



                                            By:  /s/ R. Stewart Ewing, Jr.
                                                _______________________________
                                                 R. Stewart Ewing, Jr.
                                                 Executive Vice President and
                                                 Chief Financial Officer